Exhibit 99.1

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

UNITED STATES BANKRUPTCY COURT
NORTHERN AND EASTERN DISTRICTS OF TEXAS
DALLAS DIVISION

QUARTER ENDING: SEPTEMBER 30, 2004

FOR POST CONFIRMATION REPORTING

QUARTERLY OPERATING REPORT AND QUARTERLY BANK RECONCILEMENT

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Original Signature of Responsible Party:	/s/ Robert Gray

Printed Name of Responsible Party:	ROBERT GRAY

Title	CHIEF ACCOUNTING OFFICER

PREPARER:
Original Signature of Preparer:	/s/ Neil Read

Printed Name of Preparer:	NEIL READ

Title	DIRECTOR, REVENUE ASSURANCE AND TREASURY

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

QUARTER ENDING: SEPTEMBER 30, 2004

1. BEGINNING OF QUARTER CASH BALANCE:		$3,101,044

CASH RECEIPTS:
CASH RECEIPTS DURING CURRENT QUARTER:
(a). Cash receipts from business operations	+	$4,184,726
(b). Cash receipts from loan proceeds	+	$1,920,000
(c). Cash receipts from contributed capital	+	$0
(d). Cash receipts from tax refunds	+	$0
(e). Cash receipts from other sources	+	$0

2. TOTAL CASH RECEIPTS	=	$6,104,726

CASH DISBURSEMENTS:
(A). PAYMENTS MADE UNDER THE PLAN:
(1). Administrative	+	$194,139
(2). Secured Creditors	+	$0
(3). Priority Creditors	+	$83,854
(4). Unsecured Creditors	+	$844,158
(5). Additional Plan Payments	+	$0
(B). OTHER PAYMENTS MADE THIS QUARTER
(1). General Business	+	$4,995,999
(2). Other Disbursements	+	$1,859,896

3. TOTAL DISBURSEMENTS THIS QUARTER	=	$7,978,045

4. CASH BALANCE END OF QUARTER
Line 1 - Plus Line 2 - Minus Line 3 = Line 4	=	$1,227,725

POST CONFIRMATION

QUARTERLY BANK RECONCILEMENT

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposits, governmental obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets for each bank reconcilement if necessary.

QUARTER ENDING: SEPTEMBER 30, 2004

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	Account #4	Account #5
A.	BANK:	PNC Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank
B.	ACCOUNT NUMBER:	57-9009-3434	088-06397723	360-06310445	063-00066845	063-00066852
C.	PURPOSE (TYPE):	Money Market	REDI Operating account	Ltd Operating account (Note 4)	REDI Controlled Disbursement account (Note 1)	Ltd Controlled Disbursement account (Note 1)
1.	BALANCE PER BANK STATEMENT	$37,661	$885,500	$0	$0	$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS				($273,746)	($4,648)
4.	OTHER RECONCILING ITEMS		($2,172)			($156)
5.	MONTH END BALANCE PER BOOKS	$37,661	$883,328	$0	($273,746)	($4,804)
6.	NUMBER OF LAST CHECK WRITTEN				149075	15410

BANK RECONCILIATIONS

		Account #6	Account #7	Account #8	Account #9	Account #10
A.	BANK:	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	Bank of Scotland
B.	ACCOUNT NUMBER:	360-06291496	360-06304976	360-06310452	360-06310924	0883-0558202
C.	PURPOSE (TYPE):	REDI Payroll checking	REDI Payroll Account - Certificate of Deposit (Note 5)	Ltd Payroll checking (Note 5)	Ltd Payroll Account - Certificate of Deposit (Note 6)	Corporate bank account (Note 5)
1.	BALANCE PER BANK STATEMENT	$10,999	$0	$0	$0	$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS	($7,964)		($22,054)
4.	OTHER RECONCILING ITEMS	($1,000)		($1,399)
5.	MONTH END BALANCE PER BOOKS	$2,035	$0	($23,454)	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN	20016		12799

BANK RECONCILIATIONS

		Account #11	Account #12	Account #13	Account #14	Account #15
A.	BANK:	Bank of Scotland	Merrill Lynch	Neligan, Tarpley,		JP Morgan Chase Bank
B.	ACCOUNT NUMBER:	0883-0168868	20S 07208	Adres & Foley LLP	FTI Consulting Inc.	088-06399539
C.	PURPOSE (TYPE):	Corporate bank account (Note 5)	Money market account	Escrow Account (Note 2)	Escrow Account (Note 3)	RDT Operating account
1.	BALANCE PER BANK STATEMENT	$0	$4,956			$134,720
2.	ADD: TOTAL DEPOSITS NOT CREDITED					$5,348
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS					($11,436)
5.	MONTH END BALANCE PER BOOKS	$0	$4,956	$275,000	$200,000	$128,632
6.	NUMBER OF LAST CHECK WRITTEN

BANK RECONCILIATIONS

		Account #16	Account #17	Account #18
A.	BANK:	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank
B.	ACCOUNT NUMBER:	063-00066852	088-06399521	360-06291504
C.	PURPOSE (TYPE):	RDT Controlled Disbursement account (Note 1)	RDT Payroll Account	Flex Plan Account
1.	BALANCE PER BANK STATEMENT	$0	$62,976	$401
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS	($65,944)	($1,995)
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	($65,944)	$60,980	$401
6.	NUMBER OF LAST CHECK WRITTEN	16202	13057	10445

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.

11.	TOTAL INVESTMENTS

CASH

12.	CURRENCY ON HAND	$2,678

13.	TOTAL CASH - END OF MONTH	$1,227,725

* FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED. ON JUNE 17, 2004, THE BANKRUPTCY COURT ENTERED AN ORDER SUBSTANTIVELY CONSOLIDATING THE ESTATES OF MINORPLANET SYSTEMS USA, INC. (“MINORPLANET”), CAREN (292) LIMITED (“CAREN”) AND MINORPLANET SYSTEMS USA LIMITED (“LIMITED”). ON THE JULY 2, 2004 EFFECTIVE DATE OF THE DEBTOR’S THIRD AMENDED JOINT PLAN OF REORGANIZATION, BY OPERATION OF LAW, CAREN AND LIMITED WERE MERGED WITH AND INTO MINORPLANET, WHICH WAS SUBSEQUENTLY RENAMED REMOTE DYNAMICS, INC. THUS, AS OF JULY 2, 2004, CAREN AND LIMITED CEASE TO EXIST AS SEPARATE ENTITIES.

NOTE 1: THIS IS A CONTROLLED DISBURSEMENT ACCOUNT; THUS, THE NEGATIVE BALANCE REPRESENTS OUTSTANDING CHECKS WRITTEN WHICH HAVE NOT YET CLEARED THE BANK. ITEMS CLEARED THROUGH THE BANK ARE FUNDED BY THE OPERATING ACCOUNT ON A DAILY BASIS.

NOTE 2: ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF MINORPLANET SYSTEMS USA INC BY NELIGAN, TARPLEY, ANDRES, & FOLEY LLP.

NOTE 3: ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF MINORPLANET SYSTEMS USA INC BY FTI CONSULTING INC..

NOTE 4: ACCOUNT CLOSED AUGUST 2004

NOTE 5: ACCOUNT CLOSED SEPTEMBER 2004

NOTE 6: ACCOUNT CLOSED JULY 2004